UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES AND EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):  September 12, 2013

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GYRODYNE COMPANY OF AMERICA, INC.

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(Exact name of Registrant as Specified in its Charter)

New York	000-01684	11-1688021
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

1 FLOWERFIELD, Suite 24

ST. JAMES, NEW YORK 11780

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(Address of principal executive

offices) (Zip Code)

(631) 584-5400

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Registrant’s telephone number,

including area code

N/A

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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 12, 2013, the board of directors of Gyrodyne Company of America, Inc. (the “Company”) adopted a Plan of Liquidation and Dissolution, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by this reference. The Plan of Liquidation and Dissolution is subject to authorization of the Company's shareholders by a vote of at least two-thirds of the outstanding shares. The Company expects to present the Plan of Liquidation and Dissolution for the shareholders’ consideration at its annual meeting, which is expected to be held in the fourth quarter of 2013.

Item 8.01 Other Events.

On September 13, 2013, the Company issued a press release announcing the adoption of the Plan of Liquidation and Dissolution and that its board of directors, on September 13, 2013, declared a special dividend of $98,685,000 or $66.56 per share of common stock, payable on December 30, 2013 to shareholders of record as of November 1, 2013, and approved an aggregate payment of up to $7,321,600 as required under the terms of the Company’s Incentive Compensation Plan (the “ICP”) to be allocated and paid to individual participants in the ICP. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by this reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document
2.1	Plan of Liquidation and Dissolution

99.1	Press Release, dated September 13, 2013, announcing declaration of cash dividend.

Forward-Looking Statement Safe Harbor

The statements made in this Form 8-K that are not historical facts constitute “forward-looking information” within the meaning of the Private Securities Litigation Reform Act of 1995, and Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, which can be identified by the use of forward-looking terminology such as “may,” “will,” “anticipates,” “expects,” “projects,” “estimates,” “believes,” “seeks,” “could,” “should,” or “continue,” the negative thereof, other variations or comparable terminology as well as statements regarding the evaluation of strategic alternatives.  Important factors, including certain risks and uncertainties, with respect to such forward-looking statements that could cause actual results to differ materially from those reflected in such forward-looking statements include, but are not limited to, risks and uncertainties relating to the process of exploring strategic alternatives, the effect of economic and business conditions, including risks inherent in the real estate markets of Suffolk and Westchester Counties in New York, Palm Beach County in Florida and Fairfax County in Virginia, risks and uncertainties relating to developing Gyrodyne’s undeveloped property in St. James, New York and other risks detailed from time to time in Gyrodyne’s SEC reports.

Important Information for Investors and Shareholders

This communication does not constitute a solicitation of any vote or approval. The plan of liquidation will be submitted to Gyrodyne's shareholders for their consideration. In connection with the proposed transaction, Gyrodyne will file a proxy statement with the SEC. GYRODYNE SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND RELATED DOCUMENTS CAREFULLY (WHEN THEY BECOME AVAILABLE) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other documents containing other important information about Gyrodyne filed or furnished to the SEC (when they become available) may be read and copied at the SEC’s public reference room located at 100 F Street, N.E., Washington, D.C. 20549. Information on the operation of the Public Reference Rooms may be obtained by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website, www.sec.gov, from which any electronic filings made by Gyrodyne may be obtained without charge. In addition, investors and shareholders may obtain copies of the documents filed with or furnished to the SEC upon oral or written request without charge. Requests may be made in writing by regular mail by contacting Gyrodyne at the following address: One Flowerfield, Suite 24, St. James, NY 11780, Attention: Investor Relations. The proxy statement also will be made available on the Company’s web site located at www.gyrodyne.com.

Gyrodyne and its directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding Gyrodyne's directors and executive officers and their ownership of Gyrodyne common stock is available in Gyrodyne's proxy statement for its 2012 meeting of stockholders, as filed with the SEC on Schedule 14A on November 23, 2012. Other information regarding the interests of such individuals as well as information regarding Gyrodyne’s directors and officers will be available in the proxy statement/prospectus when it becomes available. These documents can be obtained free of charge from the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GYRODYNE COMPANY OF AMERICA, INC.

By:	/s/ Frederick C. Braun III
Frederick C. Braun III
President and Chief Executive Officer

Date: September 13, 2013